SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): July 24, 2003 (July 23, 2003)

                      Furniture Brands International, Inc.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)


      Delaware                        I-91                    43-0337683
------------------------     ----------------------     ------------------------
(State of Incorporation)         (Commission                 (IRS Employer
                                 File Number)            Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                          ------------------------------
                         (Registrant's telephone number)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99   Press Release, dated July 23, 2003

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition".

     On July 23, 2003, the Company issued the Press Release filed as Exhibit 99 to this Current Report on Form 8-K, which press release is incorporated herein by reference.

                                    SIGNATURE
                                    ---------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      Furniture Brands International, Inc.




                                  By:  /s/  Steven W. Alstadt
                                      --------------------------------------
                                       Steven W. Alstadt
                                       Controller and Chief Accounting Officer





Dated: July 24, 2003




                                  EXHIBIT INDEX


99       Press Release, dated July 23, 2003